EXHIBIT 32



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



         The undersigned executive officers of Liberty Bancorp, Inc. (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended September 30, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                            By: /s/ Brent M. Giles
                                                --------------------------------
                                                Brent M. Giles
                                                Chief Executive Officer



                                            By: /s/ Marc J. Weishaar
                                                --------------------------------
                                                Marc J. Weishaar
                                                Chief Financial Officer


Date:  January 23, 2007